Basic and diluted (loss) income per share	12 Months Ended
Dec. 31, 2021
Basic and diluted (loss) income per share

Note	13 | Basic and diluted (loss) income per share

Basic

The basic (loss) income per share is calculated by dividing the loss attributable to the holders of the Company’s equity instruments by the weighted average number of common shares outstanding as of December 31, 2021, 2020 and 2019, excluding common shares purchased by the Company and held as treasury shares.

The basic (loss) income per share coincides with the diluted (loss) income per share, inasmuch as the Company has issued neither preferred shares nor Corporate Notes convertible into common shares.

	12.31.21	12.31.20	12.31.19
(Loss) Income for the year attributable to the owners of the Company	(21,344)	(26,704)	24,913
Weighted average number of common shares outstanding	875	875	875
Basic and diluted (loss) income per share – in pesos	(24.39)	(30.52)	28.47